Exhibit 10.13

XG SCIENCES, INC.

SECOND AMENDMENT TO SHAREHOLDER AGREEMENT

This SECOND Amendment to Shareholder Agreement (“Amendment”) is made and entered into effective as set forth herein by and among XG Sciences, Inc., a Michigan corporation (the “Company”), and each current individual and entity shareholder of the Company (collectively, the “Shareholders”).

Recitals

Whereas, the Company and certain Shareholders entered into a shareholder agreement dated March 18, 2013, and the Company’s remaining Shareholders, except for those Shareholders solely owning Excluded Stock (as defined in the First Amendment), adopted the Shareholder Agreement by executing adoption agreements;

Whereas, the Company and certain Shareholders entered a first amendment to the shareholder agreement on February 24, 2016 (the “First Amendment”, and the shareholders agreement as amended, the “Shareholders Agreement”), which, among other things, carved out from the Shareholders Agreement any shares of Common Stock which were purchased by pursuant to an effective registration statement that had been declared effective under the Securities Act of 1933, as amended.

Whereas, Section 13.3 of the Shareholder Agreement provides, among other things, that the Shareholder Agreement may be amended with the written consent of: (i) a majority of the Company’s board of directors, and (ii) persons holding, in the aggregate, shares of Shareholder Stock representing at least sixty percent (60%) of the voting power of all shares of Shareholder Stock then held by Shareholders and their permitted assignees; provided that certain provisions of the Shareholder Agreement may not be amended without the consent of certain Shareholders subject to certain minimum ownership requirements (collectively, the “Amendment Conditions”);

Whereas, Section 13.3 of the Shareholder Agreement further provides that any amendment effected in accordance with the Amendment Conditions is binding on all Shareholders, including Shareholders who do not consent to the amendment; and

Whereas, the Company with the written consent of its board of directors and the Shareholders who execute this Amendment desire to amend the Shareholder Agreement in accordance with the terms of this Amendment effective upon the first date on which the Amendment Conditions are satisfied.

Amendment

1.           Section 13.6(a) is amended to delete the existing text in its entirety and replace it with the following text:

(a)            This section intentionally left blank.

2.            This Amendment will amend the Shareholder Agreement in accordance with Section 13.3 of the Shareholder Agreement effective upon the first date on which the Amendment Conditions are satisfied (the “Effective Date”). The Shareholder Agreement will remain in effect until the Effective Date, upon which this Amendment will become effective to amend the Shareholder Agreement.

3.           All other terms and provisions of the Shareholder Agreement remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto make and execute this Amendment effective upon the Effective Date.

COMPANY AND ITS BOARD OF DIRECTORS:

XG SCIENCES, INC.

By:
Philip L. Rose, as President and on behalf of the Board of Directors

Date: ____________________ _____, 2016

SHAREHOLDERS:

ASC-XGS, LLC	Aspen Advanced Opportunity Fund, LP

Signature:	Signature:
Print Name:	Print Name:
Title:	Title:

Date: ___________________ ______, 2018	Date: ____________________ ______, 2018

XGS II, LLC	SVIC No. 15 New Technology Business Investment, L.L.P.

Signature:	Signature:
Print Name:	Print Name:
Title:	Title:

Date: ____________________ ______, 2018	Date: ____________________ ______, 2018

Arnold A. Allemang Rev Trust, UAD 7/28/94	William Robison

Signature:	Signature:
Print Name:	Print Name:
Title:	Title:

Date: ____________________ ______, 2018	Date: ____________________ ______, 2018

[Signature Page to First Amendment to Shareholder Agreement]

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